UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2010

AIS FUTURES FUND IV L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-52599	13-3909977
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o AIS FUTURES MANAGEMENT LLC.
187 Danbury Road, Suite 201
Wilton, Connecticut  06897
(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 563-1180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change In Registrant’s Certifying Accountants.

(a)
On January 19, 2010, AIS Futures Management LLC (the “Company”), general partner of  AIS Futures Fund IV L.P., (the “Fund”), with the approval of the Company's principals, dismissed McGladrey & Pullen, LLP (“McGladrey”) as the independent registered public accounting firm for the Fund.

The reports of McGladrey on the Fund’s financial statements for each of the  fiscal years ended December 31, 2007 and December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2007 and December 31, 2008 and during the period from December 31, 2008  through the date of this Form 8-K, the Company has had no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused it to make reference to the subject matter thereof in connection with its report on the financial statements of the Fund for such periods. There were no reportable events (as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v)) during the fiscal years ended December 31, 2007 and December 31, 2008 or during the period from December 31, 2008  through the date of this Form 8-K.

The Company, on behalf of the Fund, requested that McGladrey furnish it a letter addressed to the Commission stating whether it agrees with the above statements.  A copy of that letter dated January 25, 2010, is filed as an Exhibit hereto.

(b)
On January 22, 2010, the Company, with the approval of its principals, engaged Arthur F. Bell, Jr. & Associates, L.L.C. (“Arthur Bell”) to serve as the independent registered public accounting firm of the Fund.  During the fiscal years ended December 31, 2007 and December 31, 2008 and during the interim period from December 31, 2008  through the date of the engagement of Arthur Bell, the Company has not consulted Arthur Bell on behalf of the Fund with respect to any of the matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

Item 9.01  Financial Statements and Exhibits

(c)     Exhibits

Exhibit No.	Exhibit Description

16.1	Letter of McGladrey & Pullen, LLP dated January 25, 2010 regarding the disclosure contained in Item 4.01(a) of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 25, 2010

AIS FUTURES FUND IV L.P.

By:	AIS Futures Management, LLC, General Partner

By:	/s/ John Hummel
Name: John Hummel
Title: President

Exhibit Index

Exhibit No.	Exhibit Description

16.1	Letter of McGladrey & Pullen, LLP dated January 25, 2010 regarding the disclosure contained in Item 4.01(a) of the this Form 8-K.